                                                                  Exhibit 10.8

                               PURCHASE AGREEMENT

         XCOM Technologies, Inc., a subsidiary of Level 3 Communications, Inc. ("XCOM"), and Focal Communications Corporation of Massachusetts ("Focal") hereby agree as follows:

         1. Certain Definitions. For purposes of this Agreement the following terms are hereby defined:

         (a) "Assignment and Assumption" shall mean the assignment and assumption attached hereto as Exhibit "A."

         (b) "Bill of Sale" shall mean the bill of sale attached hereto as Exhibit "B."

         (c) "Closing" shall mean the closing and consummation of the transactions described in this Agreement.

         (d) "Co-location Agreement" shall mean the co-location agreement attached hereto as Exhibit "C."

         (e) "Com/Energy" shall mean Com/Energy Services Company.

         (f) "Equipment" shall mean that certain equipment described in Exhibit "D" attached hereto and located at the Premises.

         (g) "Escrow Agent" shall mean Norwest Bank Colorado, National Association.

         (h) "Escrow Agreement" shall mean the escrow agreement attached hereto as Exhibit "E."

         (i) "Escrowed Amount" shall mean $2,500,000.00.

         (j) "Facilities Agreement" shall mean that certain Facilities Management Agreement dated June 23, 1997, between XCOM and Com/Energy.

         (k) "Landlord" shall mean Riverfront Office Park Associates II Limited Partnership.

         (l) "Lease" shall mean that certain Agreement of Lease dated as of July 1, 1997, and Amendment No. 1 to Agreement of Lease dated February 6, 1998, and Amendment No. 2 to Agreement of Lease dated May 1, 1998, between XCOM and Landlord.

         (m) "New Lease" shall have the meaning set forth in paragraph 7.

         (n) "Premises" shall mean the premises leased by XCOM under the Lease.

         (o) "Purchase Price" shall mean $6,707,864.00.

         2. Purchase and Sale; Assignment. Subject to the terms and conditions contained herein:

         (a) Focal agrees to purchase from XCOM, and XCOM agrees to sell to Focal, the Equipment for the Purchase Price, and

         (b) XCOM agrees to assign to Focal, and Focal agrees to assume from XCOM, the Facilities Agreement and all rights, duties and obligations thereunder.

         3. Representations of XCOM. XCOM represents and warrants to Focal as follows, which representations shall survive the Closing:

         (a) XCOM has the power and authority to enter into this Agreement and to perform its duties and obligations hereunder.

         (b) There are no proceedings, actions, litigation, bankruptcy petitions, judgments or claims of any nature whatsoever pending, or to the best of XCOM's knowledge threatened, against XCOM before any court, government, regulatory authority or administrative forum which would affect the ability of XCOM to observe and perform its duties and obligations hereunder.

         (c) XCOM has, or as of the Closing will have, good and marketable title to the Equipment free from all liens and encumbrances.

         (d) The Facilities Agreement is in full force and effect, without default on the part of XCOM and, to the best of XCOM's knowledge, without default on the part of Com/Energy.

         4. Representations of Focal. Focal represents and warrants to XCOM as follows, which representations shall survive the Closing:

         (a) Focal has the power and authority to enter into this Agreement and to perform its duties and obligations hereunder.

         (b) There are no proceedings, actions, litigation, bankruptcy petitions, judgments or claims of any nature whatsoever pending, or to the best of Focal's knowledge threatened, against Focal before any court, government, regulatory authority or administrative forum which would affect the ability of Focal to observe and perform its duties and obligations hereunder.

         (c) Focal has conducted its own inspections and investigations of and with respect to the Equipment and the Facilities Agreement and shall acquire the Equipment at the Closing in its "as is" condition and without any warranty as to condition, value, utility, use, merchantability or fitness for a particular purpose.

         (d) The New Lease (as hereafter defined) shall permit and authorize XCOM to use the Premises and operate the Equipment and its own equipment as contemplated in this Agreement and the Co-location Agreement (the "New Lease")

         5. Closing. The Closing shall occur on January 6, 1999 or such later date as the parties may mutually agree. In the event the Closing shall fail to occur on January 6, 1999 and the parties do not mutually agree to extend such Closing date, this Agreement shall automatically terminate.

         6. Closing Date Transactions. Without limiting paragraph 7 below, at the Closing the following transactions shall occur:

         (a) XCOM shall execute and deliver the Bill of Sale.

         (b) XCOM and Focal shall each execute and deliver the Assignment and Assumption.

         (c) XCOM and Focal shall each execute and deliver the Co-location Agreement.

         (d) XCOM, Focal and Escrow Agent shall each execute and deliver the Escrow Agreement.

         (e) Any payments owed by Com/Energy under the Facilities Agreement shall be prorated between the parties to the Closing.

         (f) Focal shall pay the Purchase Price less the Escrowed Amount (or $4,207,864) to XCOM by wire transfer in immediately available funds.

         (g) Focal shall pay the Escrowed Amount to Escrow Agent by wire transfer in immediately available funds.

         7. Joint Conditions. Notwithstanding anything in this Agreement to the contrary, the obligations of XCOM and Focal under this Agreement shall be subject to satisfaction of each of the following conditions:

         (a) contemporaneous with the Closing, Landlord and Focal shall enter into a new lease of the Premises upon terms, and in form, acceptable to Landlord and Focal; and

         (b) contemporaneous with the Closing, Landlord and XCOM shall enter into a mutual termination of the Lease upon terms, and in form, acceptable to Landlord and XCOM.

In the event the foregoing conditions have not been satisfied by January 6, 1999, and such date is not extended pursuant to the mutual Agreement of XCOM and Focal, this Agreement shall automatically terminate.

         8. XCOM Conditions. Notwithstanding anything in this Agreement to the contrary, XCOM's obligations under this Agreement shall be subject to the satisfaction of each of the following conditions:

         (a) all of Focal's representations and warranties shall be true and accurate as of the date of Closing; and

         (b) Focal shall have observed and performed all of Focal's covenants and agreements contained herein to the date of Closing.

         9. Focal Conditions. Notwithstanding anything in this Agreement to the contrary, Focal's obligations under this Agreement shall be subject to the satisfaction of each of the following conditions:

         (a) all of XCOM's representations and warranties shall be true and accurate as of the date of Closing; and

         (b) XCOM shall have observed and performed all of XCOM's covenants and agreements contained herein to the date of Closing.

         10. Equipment Augmentation. The parties acknowledge that Focal may, prior to the Closing, order 14,400 or more switch ports respecting the Equipment (consisting of 7,680 or more DTCI ports and 6,720 or more DTC7 ports). All such actions relating to augmentation of the Equipment shall be at the sole cost and risk of Focal and neither XCOM nor its affiliates shall have any liability for any costs or expenses incurred or associated with such actions if the Closing fails to occur for any reason. The parties further acknowledge that XCOM may, prior to the Closing, augment the DACS component of the Equipment. Any such Equipment augmentation by XCOM shall not affect the Purchase Price.

         11. Casualty. In the event there shall be any loss or damage to the Equipment by fire or other casualty prior to the Closing, XCOM shall give notice thereof to Focal, and Focal shall have the option to either waive such event and proceed to effect the Closing or not waive such event and terminate this Agreement. If Focal shall elect to effect the Closing, all of the provisions of this Agreement shall continue unaffected by the fire or other casualty except that Focal shall be entitled to receive all insurance proceeds which may be payable to XCOM with respect thereto, and XCOM shall assign to Focal all of XCOM's rights to any such insurance proceeds.

         12. Default. In the event either party shall breach this Agreement and fail to cure such breach within fourteen (14) days after receipt of notice from the nonbreaching party, the nonbreaching party may terminate this Agreement for default and exercise any remedy available, unless otherwise limited in this Agreement.

         13. Indemnification. Each party shall defend, indemnify and hold harmless the other from any and all claims, losses, damages, causes of action, costs, and expenses of any kind or nature, including attorney fees, incurred by the other party, to the extent caused by the negligence, willful misconduct or breach of this Agreement by the other, or by breach of the warranties and representations of the other.

         14. Brokers. Each party shall bear the cost of any broker or real estate agent which it may have retained or otherwise consulted with in connection with the transactions described herein and each party hereby indemnifies the other against, and agrees to hold the other harmless from, any liability or claim (and all expenses, including reasonable attorney's fees) for brokerage commissions or similar fees or compensation arising out of or in any way connected with any claim by, or dealings with, or agreements between the indemnifying party and any broker or real estate agent relating to the transactions described herein.

         15. Assignment. This Agreement may not be assigned by either party without the express written consent of the other party, which consent may be given or withheld in the sole discretion of such other party.

         16. Force Majeure. If either party, by reason of Force Majeure (as hereafter defined), is prevented from, or hindered or delayed in, carrying out its obligations under this Agreement, the obligation of the parties insofar as they are affected by such Force Majeure shall be postponed during the continuance of the Force Majeure. "Force Majeure" means any act of God, strike, riot, civil disturbance, interruption by government or court order, law, statute, ordinance or regulation promulgated by a government authority having jurisdiction or any other cause (other than the affected party's fault or negligence) not reasonably within the control of such party and which such party could not have prevented and is unable to overcome by exercise of reasonable care.

         17. Binding Effect. This Agreement shall be binding upon the parties hereto and their respective permitted successors and assigns.

         18. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

         19. Counterparts. This Agreement may be executed in counterparts.

         DATED: December 17, 1998.


                                       XCOM TECHNOLOGIES, INC.


                                       By: /s/ Daniel Caruso
                                          -----------------------------------
                                               Daniel Caruso
                                       Title: Executive Vice President, XCOM

                                       FOCAL COMMUNICATIONS CORPORATION
                                       OF MASSACHUSETTS


                                       By: /s/ John R. Barnicle
                                          -----------------------------------
                                               John R. Barnicle

                                       Title:   Executive Vice President,
                                                Chief Operating Officer

                                   Exhibit "A"
                            ASSIGNMENT AND ASSUMPTION

KNOW ALL MEN BY THESE PRESENTS:

         XCOM Technologies, Inc., a subsidiary of Level 3 Communications, Inc. ("Seller"), hereby assigns, transfers, sets over and conveys to FOCAL Communications Corporation of Massachusetts ("Buyer") all of Seller's right, title and interest in, under and to that certain Facilities Management Agreement ("Facilities Agreement") entered into between Seller and Com/Energy Services Company dated June 23, 1997.

         Buyer, in consideration of the execution and delivery of this instrument, for itself and for its successors and assigns, hereby assumes and agrees to perform all of the obligations, covenants and agreements required to be performed by Seller under the Facilities Agreement which accrue from and after the date of this instrument.

         Seller agrees to indemnify and hold harmless Buyer from any and all demands, claims, causes of action, damages and liabilities (including reasonable attorney fees) asserted against or incurred by Buyer as a result of Seller's failure to observe or perform the obligations and duties of Seller under the Facilities Agreement prior to the date of this instrument.

         Buyer agrees to indemnify and hold harmless Seller from any and all demands, claims, causes of action, damages and liabilities (including reasonable attorney fees) asserted against or incurred by Seller as a result of Buyer's failure to observe or perform the obligations and duties of Buyer under the Facilities Agreement from and after the date of this instrument.

         This Assignment and Assumption may be executed in counterparts.

         IN WITNESS WHEREOF, this Assignment and Assumption has been executed this 6th day of January, 1999.

                                       XCOM TECHNOLOGIES, INC.


                                       By /s/ Kevin O'Hara
                                          -----------------------------------
                                              Kevin O'Hara
                                        Title: President

                                       FOCAL COMMUNICATIONS CORPORATION
                                       OF MASSACHUSETTS


                                       By /s/ Robert C. Taylor, Jr.
                                          -----------------------------------
                                              Robert C. Taylor, Jr.
                                        Title: President

                                   Exhibit "B"
                                  BILL OF SALE

KNOW ALL MEN BY THESE PRESENTS:

         For valuable consideration, the receipt and sufficiency of which is hereby acknowledged, XCOM TECHNOLOGIES, INC., a subsidiary of Level 3 Communications, Inc. ("Seller"), hereby sells, transfers, conveys and assigns to FOCAL COMMUNICATIONS CORPORATION OF MASSACHUSETTS ("Buyer"), the equipment and other personal property described on Exhibit "A" attached hereto (the "Equipment"):

         Seller covenants and represents to Buyer that Seller: (a) is the lawful owner of the Equipment and the Equipment is free from all liens and encumbrances, (b) has legal power and lawful authority to convey the Equipment, and (c) warrants and will defend title to the Equipment against the claims of all persons.

         Except as expressly set forth above, Seller makes no representations or warranties as to the condition, value, utility, use, merchantability, fitness for a particular purpose or otherwise with respect to the Equipment and the Equipment is sold, transferred, conveyed and assigned in its "as is" condition.

         IN WITNESS WHEREOF, Seller has executed this Bill of Sale as of the 6th day of January, 1999.

                                       XCOM TECHNOLOGIES, INC.


                                       By /s/ Kevin O'Hara
                                          -----------------------------------
                                              Kevin O'Hara
                                        Title: President

STATE OF Colorado          )
                           ) ss.
COUNTY OF Boulder          )

         On this 6th day of January, 1999, before me, a notary public in and for said county and state, personally came Kevin O'Hara, President of XCOM TECHNOLOGIES, INC., known to me to be the identical person who signed the foregoing instrument and acknowledged the execution thereof to be his voluntary act and deed and the voluntary act and deed of said corporation.

         WITNESS my hand and notarial seal at Louisville, in said county and state, the day and year last above written.

[SEAL]
                                       Kim Bartlett
                                       ---------------------
                                       Notary Public

                                       MY COMMISSION EXPIRES 9/30/2002

                                   Exhibit "A"
                                (to Bill of Sale)
                                    EQUIPMENT

1.       D.C. POWER PLANT

5) Lamarche Rectifiers
Model # A36F- 400 -48-C3
Input 40A / 480V / 4wire ea.
Output -48V dc. / 400A

1) DC Battery Disconnect
CAT # WLDC2610
Capacity 2000A dc.
72)  Decca Batteries

1)  AC Distribution Panel  400A / 480V
 Cat # SEE42ML400ATS

2.       SECURITY SYSTEM

Advantor access control system
------------------------------
1) Advantor Access system Software
1) Advantor Access- 4-CA Master
1) Advantor Access- 4A
2) Power Supply Units
10) Keri IP-1003 Proximity Readers
10) Electric Door Strikes
10) Recessed Alarm Switches

Surveillance
------------
8) Security Surveillance Color Cameras
1) Dedicated Micros SX9C Color Digital Multiplexer
       1)Sanyo SRT- 672 Time Lapse Video Recorder
1) Color Monitor Alarm
1)Radionics Alarm CPU with multizone and alpha touchpad for backup alarm interface and havoc capability. Model # D7212


3.       DIGITAL ACCESS CROSS CONNECT SYSTEM (DACCS)

General Description:
--------------------
  A fully redundant digital system capable of terminating and cross connecting digital signals at the DS3 and DS1 levels. In addition, this system has optional Sonet (OC-3) capabilities.

Detailed Specifications of System at 1 Main St.:
------------------------------------------------
Manufacturer: Tadiran
Model: T::DAX
Type:  3/1 with Sonet OC-3 interface.

Layout:  5 bays numbered 3 through 7

Bay Details by bay number:
--------------------------
Bay #3: Type I (optical shelf bay)
Shelf 1: OC-3 Interface shelf:
         - 1x set OC-3 interface cards

Bay #4: Type II (standard bay)
Shelf 1: NB interface shelf.
Switch Network Shelf: Switching Matrix cards.
Shelf 2: DS3 interface shelf:
         - 8 PAMX DS3 cards.
         - 1 PAMX DS3 protect card.
         - Common cards for protection switching.

Bay #5: Type II (standard bay)
Admin Shelf: - 2 ACP processor cards
         - 1 AIC (craft interface port)
         - Tape drive unit
         - TAU (test access unit w/ 14 ports)
         - Common cards
Shelf 1: DS1 interface:
- 224 LDS T1 cards (w/extended LBO feature)
Switch Network Shelf: Switch matrix cards.
Shelf 2: DS3 interface shelf:
 - 8 PAMX DS3 cards.
         - 1 PAMX DS3 card protection.
         - Common cards for protection switching.

Bay #6: Type II (standard bay)
Shelf 1: DS1 interface:
-  224 LDS T1 cards (w/extended LBO feature)
Shelf 2: DS3 interface shelf:
- 8 PAMX DS3 cards.
- 1 PAMX DS3 card protection.
- Common cards for protection switching.
Shelf 3: DS3 interface shelf:
- 8 PAMX DS3 cards.
- 1 PAMX DS3 card protection.
- Common cards for protection switching.

Bay #7: Type II (standard bay)
Shelf 2: DS1 interface:
- 224 LDS T1 cards (w/extended LBO feature).
Shelf 2: DS1 interface:
- 224 LDS T1 cards (w/extended LBO feature).
Shelf 3: DS3 interface shelf:
- 8 PAMX DS3 cards.
- 1 PAMX DS3 card protection.

- Common cards for protection switching.

4.       RACKS (42), DSX, FUSE PANELS, ETC.

Rack 1 RR01.01 Telect Fuse Panel, 7x23 manufacturer Newton
Rack 2 RR01.02 2-NT D4 Banks with 6 DSU's, - 3 Patch Panels (SS7), - NT fuse panel (7x23 Newton)
Rack 3 RR01.03 8 DSX shelves (ADC) assigned to the DMS500 DTC's (7x23 Newton) Rack 4 RR01.04 2 DSX shelves (ADC) assigned to the DMS500 DTC's/DTCI's (7x23 Newton)
Rack 5 RR01.05 9 DSX shelves (ADC) assigned to the DMS500 DTC's/DTCI's (7x23 Newton)
Rack 6 RR01.06 Telcom Solutions GPS Timing Reference, 2 DCD 523's (7x23 Newton) Rack 7 RR01.07 13 DSX shelves (ADC) assigned to the T::DAX (Tadiran) 7x19 Chatsworth Products Inc> (CPI)
Rack 8 MDF Bay - 7x23 Newton, DSX shelves (ADC) Total of 6.
Rack 9-42 33 bays 7x19 Newton.
RR4.01 thru 4.11 Also have Telect fuse panels (total 11)
10 Locking Server Cabinets 90" for 23" or 19" mounting rails.


5.       DMS500 CONFIGURATION AND INVENTORY

The DMS500 was purchased from Nortel and installed in 7/97. There have been 4 augments made to date.

Configuration/Inventory:

Processor Type:            BRISC 70EM
Software Load:             NSC07
DTC7 Ports:                14,400
DTCi Ports:                12,480
Switch Cabinets:           47


Legend:           DTC7     = SS7 Trunk Port (DS-0)
                  DTCi     = PRI Port (DS-0)

                                   Exhibit "C"
                              CO-LOCATION AGREEMENT

         XCOM Technologies, Inc., a subsidiary of Level 3 Communications, Inc. ("XCOM"), and Focal Communications Corporation of Massachusetts ("Focal") hereby agree as follows:

         1. Principal Agreement. Focal and XCOM are parties to a certain Purchase Agreement dated December 17, 1998 (the "Principal Agreement"). Terms capitalized in this Co-location Agreement and not otherwise defined shall have the meanings ascribed to them in the Principal Agreement. This Co-location Agreement is being entered into as a condition to, and contemporaneous with, the Closing under the Principal Agreement.

         2. Premises. Focal has contemporaneously herewith entered into the New Lease for the Premises.

         3. Co-Location. Focal hereby grants to XCOM the right (collectively the "Co-location Right"), during the Term (as hereafter defined), to co-locate XCOM's equipment in the Premises and use the Premises and the Equipment for communications purposes. The Co-location Right shall include the use of all utilities serving the Premises, including electrical services, together with all associated and existing infrastructure relating to the Premises, including a backup battery system, emergency generator and specialized cooling equipment. XCOM and Focal agree that their respective uses of the Premises and Equipment shall conform with the operating procedures set forth on Appendix I attached hereto and such other policies and procedures as may be mutually agreed to from time to time. In no event shall any procedures or policies be applied, or any action taken by Focal, in a manner which discriminates between the customers of Focal and the customers of XCOM. Focal shall not disturb or interfere with XCOM's equipment in the Premises. Focal shall not perform any necessary relocation of XCOM's equipment without the prior approval of XCOM. Such approval shall be requested by Focal at least five working days in advance of the relocation and shall not be unreasonably withheld by XCOM.

         4. Usage. In addition to the Co-Location Right, through January 31, 1999: (a) the security system and PBX of XCOM in the Premises may remain and be utilized by XCOM; and (b) XCOM may use office space in the Premises for up to ten people, along with related office equipment; (together the "Usage Right"). In the event XCOM has not removed the equipment and personnel associated with the Usage Right no later than February 7, 1999, XCOM shall pay Focal liquidated damages of $1000.00 per day commencing on February 8, 1999 and for each day thereafter until they have been removed.

         5. Equipment Augmentation.

         a. Focal covenants and agrees to augment, at its own cost and expense, the switch component of the Equipment by adding not less than 4,800 ports consisting of 2,880 DTCI ports and 1,920 DTC7 ports (the "First Port Augmentation") on or before February 22, 1999. In the event Focal fails to complete the First Port Augmentation by February 22, 1999, but thereafter completes the First Port Augmentation on or before April 22, 1999, XCOM shall be entitled to a credit (the "Credit") against Monthly Port Charges (as hereafter defined) equal to the product obtained when (a) $4,869.00, is multiplied by (b) the number of days between February 22, 1999 and the date the First Port Augmentation is completed.

         b. In addition to the First Port Augmentation, Focal covenants and agrees to augment, at its own cost and expense, the switch component of the Equipment by adding not less than 9,600 ports consisting of 4,800 DTCI ports and 4,800 DTC7 ports (the "Second Port Augmentation") on or before March 5, 1999. In the event Focal fails to complete the Second Port Augmentation by March 5, 1999, but thereafter completes the Second Port Augmentation on or before April 10, 1999, XCOM shall be entitled to a Credit against Monthly Port Charges equal to the product obtained when (a) $4,869.00, is multiplied by (b) the number of days between March 5, 1999 and the date the Second Port Augmentation is completed.

         6. Monthly Port Charges. Subject to the Credit, in consideration of the Co-location Right, XCOM shall pay a co-location fee to Focal based upon the usage of ports by XCOM each month during the Term (the "Monthly Port Charges"). The number of ports used each month by XCOM for purposes of computing the Monthly Port Charges shall be the number of ports used by XCOM on the first day of the month. Focal covenants and agrees that at least the following number of ports shall be available to XCOM during the Term from and after the date specified (the "Minimum Ports"):

         Date                                     Minimum Ports
         ----                                     -------------
         Effective Date                               26,880
         01/22/99                                     31,680
         03/05/99                                     41,280

The Monthly Port Charges for the Minimum Ports shall be as follows:

         Period                                           Monthly Port Charge
         ------                                           -------------------
         Date hereof through 03/31/99                             ***
         04/01/99 through 09/30/99                                ***
         10/01/99 through 10/31/99                                ***
         11/01/99 through 11/30/99                                ***
         12/01/99 through 12/31/99                                ***
         01/01/00 through 01/31/00                                ***
         02/01/00 through 02/28/00                                ***
         03/01/00 through 03/31/00                                ***
         04/01/00 through 04/30/00                                ***
         05/01/00 through the expiration of the Term              ***

The Monthly Port Charge for any port used by XCOM in excess of the Minimum Ports shall be *** per port through April 30, 2000, and *** per port thereafter.
The Credit shall be applied to Monthly Port Charges before XCOM shall be required to pay the same. In the event any portion of the Credit shall remain at the end of the Term that has not been fully applied against Monthly Port Charges, such amount shall be paid to XCOM in cash within fifteen days of the end of the Term.

         7. Term. This Co-location Agreement and the Co-location Right shall be effective commencing with the date hereof and continuing until the date XCOM ceases to use the Premises and Equipment under the Co-location Right and gives written notice thereof to Focal (the "Term"). Upon the expiration of the Term, Focal agrees to execute (with XCOM) joint written instructions to Escrow Agent authorizing and directing the payment of the Escrowed Amount then held by Escrow Agent to XCOM.

--------------
***Confidential information omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

         8. Insurance. Each party agrees to maintain at its expense during the
Term: (a) comprehensive general liability insurance in an amount not less than $2,000,000.00 per occurrence for bodily injury or property damage, (b) workers' compensation insurance in an amount not less than prescribed by statutory limits, and (c) fire and extended coverage insurance on all such party's equipment and personal property in the Premises. Neither party shall be liable to the other for any loss or damage of such party's equipment or other personal property located in the Premises and any policy of insurance covering such equipment and personal property shall provide a waiver of subrogation rights against the other party.

         9. Indemnification. Each party agrees to indemnify, defend and hold harmless the other party from any claims, demands, actions, damages, liabilities, judgments, expenses and costs arising or resulting from such party's use of the Premises or the Equipment, or the use by any third party having access to the Premises by virtue of its relationship with such party (e.g., contractors or customers of such party) or by reason of any breach or nonperformance of any covenant or obligation herein or the violation of any law or regulation; provided, and notwithstanding anything contained herein to the contrary, unless due to the willful misconduct of a party, neither party shall be liable in any way for consequential or special damages or lost profits or lost revenues of the other party.

         10. Assignment. Neither this Co-location Agreement nor the Co-location Right may be assigned by XCOM without the consent of Focal, which consent may be given or withheld in the sole discretion of Focal; provided, no consent of Focal shall be required, and XCOM may assign, in whole or in part, this Co-location Agreement and the Co-location Right to any affiliate of XCOM (for purposes hereof, the term "affiliate" shall mean any entity which controls, is controlled by, or is under common control with, XCOM).

         11. Force Majeure. If either party, by reason of Force Majeure (as hereafter defined), is prevented from, or hindered or delayed in, carrying out its obligations under this Co-location Agreement, the obligation of the parties insofar as they are affected by such Force Majeure shall be postponed during the continuance of the Force Majeure. "Force Majeure" means any act of God, strike, riot, civil disturbance, interruption by government or court order, law, statute, ordinance or regulation promulgated by a government authority having jurisdiction or any other cause (other than the affected party's fault or negligence) not reasonably within the control of such party and which such party could not have prevented and is unable to overcome by exercise of reasonable care.

         12. Counterparts. This Co-location Agreement may be executed in counterparts.

         DATED:  January 6, 1999.

                                       XCOM TECHNOLOGIES, INC.


                                       By /s/ Kevin O'Hara
                                         --------------------------------
                                         Title: President

                                       FOCAL COMMUNICATIONS CORPORATION
                                       OF MASSACHUSETTS


                                       By /s/ Robert C. Taylor, Jr.
                                         --------------------------------
                                         Title: President

                                   APPENDIX I

1. From Closing until Focal Commercial Launch: From Closing until Focal activates its first customer the following joint operating procedures will be followed:

(a) Focal will take over responsibility for maintenance of the Premises and all Focal-owned equipment within the Premises, including the switch. Focal will submit all plans for construction and switch augmentation work to XCOM for approval, which approval will not be unreasonably withheld. No currently envisioned work would require any network downtime, but Focal agrees to coordinate any such work within a prescribed maintenance window, as defined by XCOM, and allowing at least five working days notice to XCOM. XCOM will have no more than five working days to provide feedback to Focal on all plans Focal submits to it. Focal agrees to have its own on-site supervisor(s) oversee any work of outside contractors.

(b) As no Focal customers will be active, XCOM can retain, if it so chooses, full access to the Premises. Co-location customers will have access to the switch room only with a Focal or XCOM escort. XCOM agrees to not allow any new customers to co-locate in the Premises.

(c) XCOM recognizes that Focal will require similar access during the installation of new switching equipment and/or physical construction. Focal monitoring of the switch and related facilities is estimated to begin upon Closing. Focal agrees to provide surveillance to all equipment in the Premises including electronic card key access systems, etc. To the extent that additional equipment is required to remotely monitor the Premises (such as alarm scan points, etc.), Focal will be responsible for providing such equipment.

(d) Focal will take full control over any switch programming, etc. effective upon the Closing. XCOM should continue to take all calls, including those reporting troubles, from its customers. XCOM will contact Focal to facilitate any work necessary. Focal will also take proactive measures to respond to alarms generated by switch and related equipment within sixty minutes and will notify the appropriate XCOM personnel within sixty minutes. Focal will use best efforts to provide translations in the switch within twenty-four hours.

2. Focal Commercial Launch until Expiration of Term: From the time Focal activates its first customer until the expiration of the Term the following procedures will be followed:

(a) XCOM employees and co-location customers will have access to the switch room only with a Focal escort. This access will be on a 24 hours per day, 7 days per week basis, but a one hour response time will be allowed for after hours access. (After hours shall be considered anything beyond 8:00 a.m. to 5:00 p.m., Monday through Friday, excluding holidays.) XCOM will be responsible for paying the appropriate call-out fees, if less than eighteen hours notice is given, for such after hour access in conformance with Focal's normal rates for such services. XCOM will not pay any fees to Focal for after hour access if more than eighteen hours notice is given. The rate for this service will be $50 per hour with a four hour minimum.

(b) Focal expects to have new co-location space completed by the time it activates its first customer. To the extent that XCOM or its customers require 24 hours per day, 7 days per week unescorted access to their equipment, they can do so by relocating their equipment to this co-location space.

(c) Focal will make its technicians available, whether on site or via its Network Switching Operations Center, to XCOM to coordinate the moving of its customers to XCOM's new equipment. There will be no additional charges for such services during normal business hours (8:00 a.m. to 5:00 p.m., Monday through Friday, excluding holidays) or during after hours with five working days notice. The rate for this service will be $50 per hour with a four hour minimum.

(d) Focal and XCOM both anticipate utilizing their own interconnection networks to provide services to their own customers. To the extent that XCOM makes use of Focal's interconnection network, such as the use of LNP, if installed by Focal, to facilitate the transition of its customers to its new switching equipment, XCOM agrees to bear commensurate costs of such services. XCOM will not be responsible for any LNP charges associated with customers that are explicitly transitioned by XCOM to Focal. It is estimated that the costs associated with this service will be a one time charge of $10,000 plus the then current rate for a per call charge based on the Bell Atlantic LNP query fee plus a twenty percent mark up.

(e) Focal will initiate trouble ticket procedures on any switch-affecting situation and will notify XCOM of the problem and corrective actions being taken within sixty minutes.

(f) To the extent that issues arise that cannot be resolved on site, the following escalation procedures should be used:

                           Focal
                           -----
         Construction      Jeff Wells - Director of Operation  312/895-8404
         Switch            Kim Morgan - Director of Switching Control Center  312/895-8337
         Escalation        John Barnicle - Chief Operating Officer  312/895-8237

                           XCOM
                           ----
         Construction      Brian Corcoran - Construction Manager  617/500-0123
         Switch            Mark Whitney      - Boston City Operations Director  617/500-0107
         Escalation        Frank Mambuca - VP Eastern Operations  917/305-2323
                           Andrea Gavalas - Director Interconnection Services  303/635-9617

                                   Exhibit "D"
                                    EQUIPMENT

1.       D.C. POWER PLANT

5) Lamarche Rectifiers
Model # A36F- 400 -48-C3
Input 40A / 480V / 4wire ea.
Output -48V dc. / 400A

1) DC Battery Disconnect
CAT # WLDC2610
Capacity 2000A dc.
72)  Decca Batteries

1) AC Distribution Panel  400A / 480V
Cat # SEE42ML400ATS

2.       SECURITY SYSTEM

Advantor access control system
------------------------------
1) Advantor Access system Software
1) Advantor Access- 4-CA Master
1) Advantor Access- 4A
2) Power Supply Units
10) Keri IP-1003 Proximity Readers
10) Electric Door Strikes
10) Recessed Alarm Switches

Surveillance
------------
8) Security Surveillance Color Cameras
1) Dedicated Micros SX9C Color Digital Multiplexer
       1)Sanyo SRT- 672 Time Lapse Video Recorder
1) Color Monitor Alarm
1)Radionics Alarm CPU with multizone and alpha touchpad for backup alarm interface and havoc capability. Model # D7212


3.       DIGITAL ACCESS CROSS CONNECT SYSTEM (DACCS)

General Description:
--------------------
A fully redundant digital system capable of terminating and cross connecting digital signals at the DS3 and DS1 levels. In addition, this system has optional Sonet (OC-3) capabilities.

Detailed Specifications of System at 1 Main St.:
------------------------------------------------
Manufacturer: Tadiran
Model: T::DAX
Type:  3/1 with Sonet OC-3 interface.
Layout:  5 bays numbered 3 through 7

Bay Details by bay number:
--------------------------
Bay #3: Type I (optical shelf bay)
Shelf 1: OC-3 Interface shelf:
         - 1x set OC-3 interface cards

Bay #4: Type II (standard bay)
Shelf 1: NB interface shelf.
Switch Network Shelf: Switching Matrix cards.
Shelf 2: DS3 interface shelf:
         - 8 PAMX DS3 cards.
         - 1 PAMX DS3 protect card.
         - Common cards for protection switching.

Bay #5: Type II (standard bay)
Admin Shelf: - 2 ACP processor cards
         - 1 AIC (craft interface port)
         - Tape drive unit
         - TAU (test access unit w/ 14 ports)
         - Common cards
Shelf 1: DS1 interface:
- 224 LDS T1 cards (w/extended LBO feature)
Switch Network Shelf: Switch matrix cards.
Shelf 2: DS3 interface shelf:
 - 8 PAMX DS3 cards.
         - 1 PAMX DS3 card protection.
         - Common cards for protection switching.

Bay #6: Type II (standard bay)
Shelf 1: DS1 interface:
-  224 LDS T1 cards (w/extended LBO feature)
Shelf 2: DS3 interface shelf:
- 8 PAMX DS3 cards.
- 1 PAMX DS3 card protection.
- Common cards for protection switching.
Shelf 3: DS3 interface shelf:
- 8 PAMX DS3 cards.
- 1 PAMX DS3 card protection.
- Common cards for protection switching.

Bay #7: Type II (standard bay)
Shelf 2: DS1 interface:
- 224 LDS T1 cards (w/extended LBO feature).
Shelf 2: DS1 interface:
- 224 LDS T1 cards (w/extended LBO feature).
Shelf 3: DS3 interface shelf:
- 8 PAMX DS3 cards.
- 1 PAMX DS3 card protection.
- Common cards for protection switching.

4.       RACKS (42), DSX, FUSE PANELS, ETC.

Rack 1 RR01.01 Telect Fuse Panel, 7x23 manufacturer Newton
Rack 2 RR01.02 2-NT D4 Banks with 6 DSU's, - 3 Patch Panels (SS7), - NT fuse panel (7x23 Newton)
Rack 3 RR01.03 8 DSX shelves (ADC) assigned to the DMS500 DTC's (7x23 Newton) Rack 4 RR01.04 2 DSX shelves (ADC) assigned to the DMS500 DTC's/DTCI's (7x23 Newton)
Rack 5 RR01.05 9 DSX shelves (ADC) assigned to the DMS500 DTC's/DTCI's (7x23 Newton)
Rack 6 RR01.06 Telcom Solutions GPS Timing Reference, 2 DCD 523's (7x23 Newton) Rack 7 RR01.07 13 DSX shelves (ADC) assigned to the T::DAX (Tadiran) 7x19 Chatsworth Products Inc> (CPI)
Rack 8 MDF Bay - 7x23 Newton, DSX shelves (ADC) Total of 6.
Rack 9-42 33 bays 7x19 Newton.
RR4.01 thru 4.11 Also have Telect fuse panels (total 11)
10 Locking Server Cabinets 90" for 23" or 19" mounting rails.


5.       DMS500 CONFIGURATION AND INVENTORY

The DMS500 was purchased from Nortel and installed in 7/97. There have been 4 augments made to date.

Configuration/Inventory:

Processor Type:            BRISC 70EM
Software Load:             NSC07
DTC7 Ports:                14,400
DTCi Ports:                12,480
Switch Cabinets:           47


Legend:           DTC7     = SS7 Trunk Port (DS-0)
                  DTCi     = PRI Port (DS-0)

                                  Exhibit "E"
                                ESCROW AGREEMENT

          XCOM Technologies, Inc., a subsidiary of Level 3 Communications, Inc. ("XCOM"), Focal Communications Corporation of Massachusetts ("Focal") and Norwest Bank Colorado, National Association ("Escrow Agreement") hereby agree as follows:

          1. Principal Agreement. Focal and XCOM are parties to a certain Purchase Agreement dated December 17, 1998 (the "Principal Agreement"). Terms capitalized in this Agreement and not otherwise defined shall have the meanings ascribed to them in the Principal Agreement. This Agreement is being entered into as a condition to, and contemporaneous with, the Closing under the Principal Agreement.

          2. Appointment of Escrow Agent. Escrow Agent is hereby appointed to act as escrow agent hereunder and Escrow Agent hereby agrees to act as escrow agent hereunder.

          3. Escrow Funds. In accordance with paragraph 6 of the Principal Agreement, Focal hereby delivers to Escrow Agent in immediately available funds the sum of $2,500,000.00 (the "Escrowed Amount"). Escrow Agent hereby accepts the Escrowed Amount for deposit in escrow pursuant to the provisions of this Agreement. Escrow Agent shall establish a segregated account for the Escrowed Amount and the securities in which the Escrowed Amount may from time to time be invested in accordance with this Agreement (the "Escrow Fund").

          4. Investments. Escrow Agent shall invest and reinvest the Escrow Fund at the written direction of XCOM only in: (a) short term direct obligations of, or obligations fully guaranteed by, the United States of America or any agency thereof, and (b) certificates of deposit issued by any bank or national banking association (including Escrow Agent) having total capital and surplus in excess of $100,000,000.00 and which is fully insured by the Federal Deposit Insurance Corporation (collectively called the "Permitted Securities"). Interest and other earnings on the Permitted Securities shall be added to the Escrow Fund, or at the option of XCOM, paid to XCOM. Any loss incurred from an investment shall be borne by the Escrow Fund. Investment and reinvestment of the Escrow Fund shall be made only in Permitted Securities. Whenever Escrow Agent shall be required to make any payment under this Agreement, Escrow Agent shall, if the cash held by it hereunder is insufficient for such purpose, liquidate such of the Permitted Securities held hereunder as XCOM shall timely select by written notice to Escrow Agent or, if XCOM shall, in the judgment of Escrow Agent, fail to make such timely selection, in the order of maturity, in order to make such payment. Escrow Agent shall deliver monthly reports to XCOM and Focal as to the status of the Escrow Fund and the earnings thereon.

          5. Right to Escrow Fund. The Escrow Fund shall be for the exclusive benefit of XCOM and, to the extent set forth herein, Focal, and their respective successors and assigns, and no other person or entity shall have any right, title or interest therein. Any claim of any person to the Escrow Fund, or a part thereof, shall be subject and subordinate to the prior rights thereto of XCOM and Focal.

          6. Distributions from Escrow Fund. Escrow Agent shall continue to hold Escrow Fund in its possession until authorized hereunder to distribute Escrow Fund, or any specified portion thereof, as follows: (a) upon the joint written instructions of XCOM and Focal; or (b) as determined by the final order, decree or judgment of a court of competent jurisdiction in the

United States of America (the time for appeal having expired with no appeal being taken) in a proceeding to which XCOM and Focal are parties.

          7. Duties of Escrow Agent. The obligations of Escrow Agent are those specifically provided in this Agreement and no other, and Escrow Agent shall have no liability under, or duty to inquire into the terms and provisions of, any other agreement between the parties hereto. The duties of Escrow Agent are purely ministerial in nature, and Escrow Agent shall not incur any liability whatsoever except for its own gross negligence or willful misconduct. Escrow Agent may consult with counsel of its own choice, and shall not be liable for following the advice of such counsel. Escrow Agent shall not have any responsibility for the genuineness or validity of any document or other item deposited with it or of any signature thereon and shall not have any liability for acting in accordance with any written instructions or certificates given to it as specified herein. Escrow Agent may resign and be discharged from its duties hereunder at any time by giving at least thirty days' prior written notice of such resignation to XCOM and Focal, specifying a date upon which such resignation shall take effect; provided however, Escrow Agent shall continue to serve until its successor accepts the Escrow Fund. Upon receipt of such notice from Escrow Agent, a successor escrow agent shall be appointed by XCOM and Focal, such successor escrow agent to become the Escrow Agent hereunder on the resignation date specified in such notice. If an instrument of acceptance by the successor escrow agent shall not have been delivered to the resigning Escrow Agent within forty days after the giving of such notice of resignation, the resigning Escrow Agent may petition any court of competent jurisdiction for the appointment of a successor escrow agent. XCOM and Focal may at any time, by mutual agreement, substitute a new escrow agent by giving ten days' notice thereof to the current Escrow Agent and paying all fees and expenses of the current Escrow Agent.

          8. Indemnification and Fees of Escrow Agent. XCOM and Focal shall jointly and severally hold Escrow Agent harmless and indemnify Escrow Agent against any loss, liability, expense (including attorney fees and expenses), claim or demand arising out of, or in connection with, the performance of Escrow Agent's obligations in accordance with the provisions of this Escrow Agreement, except for any of the foregoing arising out of the gross negligence or willful misconduct of Escrow Agent. Any fees of Escrow Agent shall be deducted from the Escrow Fund.

          9. Disputes. If any disputes should arise with respect to the payment and/or ownership or right of possession of the Escrow Fund, Escrow Agent is authorized and directed to retain in its possession, without liability to anyone, all or any part of the Escrow Fund until such time as the dispute shall have been settled either by mutual agreement by the parties concerned or by the final order, decree or judgment of a court of competent jurisdiction in the United States of America (the time for appeal having expired with no appeal having been taken) in a proceeding to which XCOM and Focal are parties, but Escrow Agent shall be under no duty whatsoever to institute or defend any such proceedings.

          10. Notices. All notices or other communications which are required or permitted herein shall be in writing and sufficient if delivered personally, sent by prepaid air courier, or sent by registered or certified mail, postage prepaid, return receipt requested, addressed as follows:



                   If to XCOM:         Attn: Thomas C. Stortz
                                       XCOM Technologies, Inc.
                                       1450 Infinite Drive
                                       Louisville, CO 80027

                  If to Focal:
                                       ---------------------------
                                       ---------------------------
                                       ---------------------------

                  If to Escrow Agent:  Norwest Bank Colorado, N.A.
                                       1740 Broadway
                                       Denver, CO 80274-8693
                                       Attn:  Leigh M. Lutz

or at such other address as the party to whom notice is to be given may have furnished to the other party in writing in accordance herewith. Any such communication shall be deemed to have been given when delivered if delivered personally, on the business day after dispatch if sent by air courier, or on the fifth business day after posting if sent by mail.

         11. Governing Law. This Escrow Agreement shall be governed by and construed in accordance with the laws of the State of Colorado.

         12. Modification. This Escrow Agreement shall not be altered or otherwise amended except pursuant to an instrument in writing signed by all of the parties hereto.

         13. Binding Effect. This Escrow Agreement shall be binding upon and inure to the benefit of the parties hereto and their successors and assigns.

         14. Counterparts. This Escrow Agreement may be executed in counterparts.

DATED:   January 6, 1999.
                                       XCOM TECHNOLOGIES, INC.

                                       By /s/ Kevin O'Hara
                                         --------------------------------
                                         Title: President

                                       FOCAL COMMUNICATIONS CORPORATION
                                       OF MASSACHUSETTS

                                       By:  Robert Taylor
                                          -------------------------------
                                       Title: President

                                       NORWEST BANKCOLORADO, NATIONAL
                                       ASSOCIATION

                                       By Leigh M. Lutz
                                         --------------------------------
                                       Title: Vice President

                       Assignment and Assumption agreement

         This Assignment and Assumption Agreement ("Assignment Agreement") is entered into by and between XCOM Technologies, Inc. ("XCOM"), a subsidiary of Level 3 Communications, Inc., Focal Communications Corporation of Massachusetts ("Focal") and Northern Telecom, Inc. ("Nortel"), as of the 6th day of January, 1999.

                                    RECITALS

         Whereas, Nortel and XCOM are parties to a certain Network Products Purchase Agreement no X\DM\3-97, and related Product Attachment and Services Agreement (collectively referred to hereafter as the "Nortel Agreements") in connection with certain equipment purchased by XCOM from Nortel;

         WHEREAS, Focal and XCOM have executed a certain purchase agreement, dated January 6, 1999 (the "Purchase Agreement"), pursuant to which, upon the Closing (as defined in the Purchase Agreement), XCOM will sell to Focal and Focal will purchase from XCOM certain of the equipment (the "Nortel Equipment") purchased by XCOM from Nortel pursuant to the Nortel Agreements, as more specifically identified in Exhibit "A" attached and incorporated herein by this reference;

         WHEREAS, the Nortel Agreements include a certain Software License (the "Software License") associated with the Nortel Equipment, a copy of which is attached hereto as Exhibit "B" and incorporated herein by this reference; and

         WHEREAS, XCOM and Focal have requested that Nortel consent to the assignment by XCOM, and assumption by Focal, of the Software License.

         NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency which is hereby acknowledged:

         1. XCOM hereby assigns, transfers, sets over and conveys to Focal all of XCOM's right, title and interest in, under and to, the Software License.

         2. Focal, in consideration of the execution and delivery of this instrument, for itself and for its successors and assigns, hereby assumes and agrees to perform all of the obligations, covenants and agreements required to be performed by XCOM under the Software License which accrue from and after the date of this instrument.

         3. XCOM agrees to indemnify and hold harmless Focal from any and all demands, claims, cause of action, damages and liabilities (including reasonable attorney fees) asserted against or incurred by Focal as a result of XCOM's failure to observe or perform the obligations and duties of XCOM under the Software License prior to the date of this instrument.

         4. Focal agrees to indemnify and hold harmless XCOM from any and all demands, claims, cause of action, damages and liabilities (including reasonable attorney fees) asserted against or incurred by XCOM as a result of Focal's failure to observe or perform the obligations and duties of Focal under the Software License from and after the date of this instrument.

         5. Nortel hereby acknowledges and consents to an assignment of the Software License to Focal and an assumption of the Software License by Focal and agrees that from and after the Closing, XCOM shall be released from all liability under the Software License.



         DATED:  Jan. 6, 1999
               -----------------

                                  XCOM Technologies, INC.


                                  By  /s/ Kevin O'Hara (signature on file)
                                    ------------------------------------------
                                    Title President

                                  FOCAL COMMUNICATIONS CORPORATION
                                  OF MASSACHUSETTS

                                  By /s/ Joseph A Beatty (signature on file)
                                    ------------------------------------------
                                    Title Executive VP

                                  NORTHERN TELECOM, INC.

                                  By /s/ Kathryn D. Musser (signature on file)
                                    ------------------------------------------
                                    Title Senior Manager, Contracts

                                    EXHIBIT A



DMS500 CONFIGURATION AND INVENTORY

The DMS500 was purchased from Nortel and installed in 7/97. There have been 4 augments made to date.

Configuration/Inventory:

Processor Type:            BRISC 70EM
Software Load:             NSC07
DTC7 Ports:                14,400
DTCi Ports                 12,480
Switch Cabinets            47


Legend:           DTC7 = SS7 Trunk Port (DS-0)
                  DTCi = PRI Port (DS-0)





Saved under:  legaltemp$'Chicago4'(G:)   File Name:  Exhibit AB   Typed from a
FAX  received 1/4/99 at 10:56 AM from 402-341- 6000, Fraser & Stryker

                                                       Agreement No. V/DM/2-97
                                                                        Page 1

                                    EXHIBIT B
                                    ---------

                                SOFTWARE LICENSE
                                ----------------

1. Buyer acknowledges that the Software may contain programs which have been supplied by, and are proprietary to, Third Party Software Vendors. In addition to the terms and conditions herein, Buyer shall abide by any additional terms and conditions provided by Nortel to Buyer with respect to any Software provided by any Third Party Software Vendor.

2. Upon Buyer's payment to Nortel of the applicable fees with respect to any Software furnished to Buyer pursuant to this Agreement, Buyer shall be granted a personal, non-exclusive, paid-up license to use the version of the Software furnished to Buyer only in conjunction with Buyer's use of the Equipment with respect to which such Software was furnished for the life of that equipment as it may be repaired or modified. Buyer shall be granted no title or ownership rights to the Software, which rights shall remain in Nortel or its suppliers.

3. As a condition precedent to this license and to the supply of Software by Nortel pursuant to the Agreement, Nortel requires Buyer to give proper assurances to Nortel for the protection of the Software. Accordingly, all Software supplied by Nortel under or in implementation of the Agreement shall be treated by Buyer as the exclusive property, and as proprietary and a TRADE SECRET, of Nortel and / or its suppliers, as appropriate, and Buyer shall: a) hold the Software, including, without limitation, any methods or concepts utilized therein in confidence for the benefit of Nortel and / or its suppliers, as appropriate; b) not provide or make the Software available to any person except to its employees on a `need to know' basis; c) not reproduce, copy, or modify the Software in whole or in part except as authorized by Nortel; d) not attempt to decompile, reverse engineer, disassemble, reverse translate, or in any other manner decode the Software; e) issue adequate instructions to all persons, and take all actions reasonably necessary to satisfy Buyer's obligations under this license; and f) forthwith return to Nortel, or with Nortel's consent destroy, any magnetic tape, disc, semiconductor device or other memory device or system and / or documentation or other material, including, but not limited to all printed material furnished by Nortel to Buyer which shall be replaced, modified or updated.

4. The obligations of Buyer hereunder shall not extend to any information or data relating to the Software which is now available to the general public or becomes available by reason of acts or failures to act not attributable to Buyer.

                                                       Agreement No. V/DM/2-97
                                                                        Page 2


5. Buyer shall not assign this license or sublicense any rights herein granted to any other party without Nortel's prior written consent.

6. Buyer shall indemnify and hold Nortel and its suppliers, as appropriate, harmless from any loss or damage resulting from a breach of this Exhibit B. The obligations of Buyer under this Exhibit B shall survive the termination of the Agreement and shall continue if the Software is removed from service.